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  As filed with the Securities and Exchange Commission on February 08, 1998

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-A

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                              DXP ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


               TEXAS                                      76-0509661
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

            7272 PINEMONT
            HOUSTON, TEXAS                                  77040
(Address of principal executive offices)                  (Zip Code)

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         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

        Securities to be registered pursuant to Section 12(g) of the Act:

  Title of each class                            Name of each exchange on which
  to be so registered                            each class is to be registered
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       WARRANT                                       NASDAQ NATIONAL MARKET

  Securities Act registration statement file number to which this form relates:

                                    333-53387

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The class of securities to be registered is the Warrants of DXP Enterprises, Inc. (the "Registrant"). A description of the Warrants is set forth under the caption "Description of Capital Stock - Warrants" in the preliminary prospectus subject to completion, dated December 18, 1998 which constitutes a part of the Registrant's Registration Statement on Form S-1 (Reg. No. 333-53387), as amended, filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act"), which description is incorporated herein by reference. Such description will be included in a final form of prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act subsequent to the date of this Form 8-A. Such final form of prospectus and the description of the Common Stock contained therein shall be deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

         4.1 - Restated Articles of Incorporation, as amended (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on form S-8 (Reg. No. 333-61953), filed with the Commission on August 20, 1998).

         4.2 - Bylaws (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-8 (Reg. No. 333-10021), filed with the Commission on August 12, 1996).

         4.3 - Form of Common Stock certificate (incorporated by reference to Exhibit 4.3 to the Registrant's Registration Statement on Form S-8 (Reg. No. 333-61953), filed with the Commission on August 20, 1998).

         4.4 - Form of Warrant certificate (incorporated by reference to Exhibit 4.2 to the Registrant's Amendment No. 3 to Registration Statement on Form S-1 (Reg. No. 333-53387), filed with the Commission on February 08, 1999).

         4.5      - Form of Warrant Agreement (incorporated by reference to
                  Exhibit 4.3 to the Registrant's Amendment No. 3 to Registration Statement on Form S-1 (Reg. No. 333-53387), filed with the Commission on February 08, 1999).

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       DXP ENTERPRISES, INC.


                                       By:      /s/ GARY A. ALLCORN
                                          ---------------------------------
                                                    Gary A. Allcorn
                                          Senior Vice President/Finance and
                                                Chief Financial Officer



Dated as of February 08, 1999

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